Exhibit 10.2

REVOLVING CREDIT PROMISSORY NOTE

$16,000,000	March 22nd, 2005
Manchester, New Hampshire

      FOR VALUE RECEIVED, PENNICHUCK CORPORATION, a New Hampshire corporation with its principal place of business at 25 Manchester Street, Merrimack, New Hampshire 03054 (the "Borrower"), promises to pay to the order of FLEET NATIONAL BANK, a Bank of America company and a national bank organized under the laws of the United States with a place of business at 1155 Elm Street, Manchester, New Hampshire 03101 (the "Bank") (the Bank and any subsequent transferee of this Note, whether taking by negotiation or otherwise, are sometimes referred to herein as the "Holder") at such place of business or such other place as may be designated hereafter by the holder hereof, the principal sum of Sixteen Million Dollars ($16,000,000) (or so much thereof as may be advanced or readvanced by the Bank to the Borrower from time to time hereafter, such amounts defined as the "Debit Balance" below), together with interest as provided for below, in lawful money of the United States of America in immediately available funds.

      This Note is being executed and delivered in accordance with the terms of a certain Loan Agreement dated as of even or near date herewith between, among others, the Borrower and the Bank, as the same may hereafter be amended, modified or restated (the "Loan Agreement") and the documents defined therein as the "Loan Documents". The payment and performance of the obligations contained in the Loan Agreement and the Loan Documents are secured by the collateral granted to the Bank therein and the security granted to the Bank therein (the "Collateral"). Any capitalized term used herein which is not defined herein shall have the meaning given to such term in the Loan Agreement.

      Until such time as this Note becomes due and payable, interest shall be payable in arrears (a) on a monthly basis for Prime Loans commencing on that date thirty (30) days from the date hereof and continuing on the corresponding day of each succeeding month thereafter, and (b) on the last day of the applicable Interest Period for LIBOR Loans; provided however, that said interest payments for any LIBOR Loan shall be no less frequently than every three (3) months. All payments shall be in lawful money of the United States in immediately available funds. The entire principal balance of this Note, together with all interest and other charges accrued hereunder shall be due and payable in full on December 31, 2007 (the "Maturity Date").

      Subject to the terms and conditions of the Loan Agreement, the maximum principal amount outstanding under this Note shall be Sixteen Million Dollars ($16,000,000). Pursuant to the Loan Agreement, there shall be due and payable from the Borrower to the Bank, and the Borrower shall immediately pay to the Bank, without demand, any amount by which the Debit Balance exceeds Sixteen Million Dollars ($16,000,000).

      Subject to the terms and conditions of the Loan Agreement, the Borrower shall have the option to elect that sums advanced under this Note shall bear interest (i) at a variable per annum rate equal to the Prime Rate plus the Prime Applicable Margin; or (ii) at a per annum rate equal to the one (1), two (2), three (3) or six (6) month LIBOR plus the LIBOR Applicable Margin.

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All computations of interest shall be made on the basis of a three hundred sixty (360) day year and the actual number of days elapsed.

      Notwithstanding anything herein to the contrary, the Borrower shall have the option to "swap" the above-referenced LIBOR based interest rate on this Note pursuant to an interest rate swap agreement (in the form of an International Swap Dealers Association Master Agreement and Confirmation Agreement between the Borrower and the Bank, both of which are hereinafter referred to collectively as the "Swap Agreement") for a fixed rate of interest a period and term acceptable to the Bank.

      The Borrower may only prepay the Note in accordance with the Loan Agreement. If the interest rate hereunder is swapped pursuant to the Swap Agreement, then the Swap Agreement sets forth additional restrictions, limitations and penalties associated with prepayment under this Note. Notwithstanding anything herein to the contrary, in the event that the interest rate hereunder, as aforesaid, violates any applicable usury or similar statute, the interest rate shall then automatically be deemed to be the highest rate of interest then permitted.

      The Borrower agrees that the Bank may make loan advances to the Borrower upon verbal authority (which, if the Bank so requires, shall be followed by written confirmation) of any officer executing this Note on behalf of the Borrower or any other officer of the Borrower who is authorized in writing to borrow money from the Bank and may deliver such advances by direct deposit to any deposit account of the Borrower with the Bank or otherwise as so authorized in the Loan Agreement. Notwithstanding anything to the contrary herein, the Bank may require written notice of requests for loan advances as may be provided in the Loan Agreement. All such advances shall represent binding obligations of the Borrower.

      The Borrower's "Debit Balance" shall mean the debit balance in an account on the books of the Bank, maintained in the form of a ledger card, computer records or otherwise in accordance with the Bank's customary practice and appropriate accounting procedures wherein there shall be recorded the principal amount of all advances made by the Bank to the Borrower, all principal payments made by the Borrower to the Bank hereunder, and all other appropriate debits and credits (the "Loan Account"). The Bank shall render to the Borrower a statement of account with respect to the Loan Account on a monthly basis. Such statement shall indicate the Borrower's then current Debit Balance and any interest amounts due and payable from the Borrower to Bank. Such statement may be based on estimates of the principal amount outstanding and the interest rate for the applicable payment period. Any required adjustments between such estimates and actual amounts shall be reflected in subsequent statements.

      The Borrower acknowledges that this Note is to evidence the Borrower's obligation to pay the Debit Balance, plus interest, as determined from time to time and that it shall continue to do so despite the occurrence of intervals when no Debit Balance exists because the Borrower has paid the previously existing Debit Balance in full.

      At the option of the Bank, this Note shall become immediately due and payable in full, without further demand or notice, on the earlier of (i) the Maturity Date, or (ii) the occurrence of an Event of Default under the Loan Agreement or any of the Loan Documents.

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      If the entire amount of any required principal and/or interest is not paid in full within ten (10) days after the same is due, Borrower shall pay to Bank a late fee equal to five percent (5%) of the required payment. Upon default (whether or not Bank has accelerated payment of this Note), upon demand or after maturity or after judgment has been rendered on this Note, the unpaid principal of all advances shall, at the option of the Bank, bear interest at a rate which is four percentage (4%) points per annum greater than that which would otherwise be applicable. The Borrower agrees to pay on demand all reasonable out-of-pocket costs of collection hereof, including reasonable attorneys' fees, whether or not any foreclosure or other action is instituted by the Holder in its discretion

      The Borrower hereby grants to the Bank, a continuing lien, security interest and right of setoff as security for all liabilities and obligations to the Bank, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Bank or any entity under the control of the Bank or Bank of America Corporation (and their successors and assigns), or in transit to any of them. At any time, without demand or notice (any such notice being expressly waived by Borrower), the Bank may set off the same or any part thereof and apply the same to any liability or obligation of the Borrower and any Guarantor even though unmatured and regardless of the adequacy of any other collateral securing the Loans. ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

      No delay or omission on the part of the Holder in exercising any right, privilege or remedy shall impair such right, privilege or remedy or be construed as a waiver thereof or of any other right, privilege or remedy. No waiver of any right, privilege or remedy or any amendment to this Note shall be effective unless made in writing and signed by the Holder. Under no circumstances shall an effective waiver of any right, privilege or remedy on any one occasion constitute or be construed as a bar to the exercise of or a waiver of such right, privilege or remedy on any future occasion. The acceptance by the Holder of any payment after any default hereunder shall not operate to extend the time of payment of any amount then remaining unpaid hereunder or constitute a waiver of any rights of the Holder hereof under this Note.

      All rights and remedies of the Holder, whether granted herein or otherwise, shall be cumulative and may be exercised singularly or concurrently, and the Holder shall have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of New Hampshire. Except as otherwise provided by law, the Holder shall have no duty as to the collection or protection of the Collateral or of any income thereon, or as to the preservation of any rights pertaining thereto beyond the safe custody thereof. Surrender of this Note, upon payment or otherwise, shall not affect the right of the Holder to retain the Collateral as security for the payment and performance of any other liability of the Borrower to the holder.

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      All agreements between the Borrower, the Guarantors and the Bank are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Bank for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of Borrower and the Bank in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the State of New Hampshire from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from any circumstances whatsoever the Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Borrower and the Bank.

      The Borrower waives, to the fullest extent permitted by law, presentment, notice, protest and all other demands and notices and assents (1) to any extension of the time of payment or any other indulgence, (2) to any substitution, exchange or release of Collateral, and (3) to the release of any other person primarily or secondarily liable for the obligations evidenced hereby.

      This Note and the rights and obligations of the parties hereunder shall be construed and their provisions interpreted under and in accordance with the laws of the State of New Hampshire (excluding the laws applicable to conflicts or choice of law). The Borrower, to the extent it may legally do so, hereby consents to the jurisdiction of the courts of the State of New Hampshire and the United States District Court for the State of New Hampshire, as well as to the jurisdiction of all courts from which an appeal may be taken from such courts for the purpose of any suit, action or other proceeding arising out of any of their obligations hereunder or with respect to the transactions contemplated hereby, and expressly waive any and all objections they may have to venue in any such courts. THE BORROWER AND THE BANK MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF BANK RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE BORROWER HEREBY

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WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, ENHANCED COMPENSATORY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR BANK TO ACCEPT THIS NOTE AND MAKE THE LOAN.

      The Bank may at any time pledge all or any portion of its rights under the Loan Documents including any portion of the Revolving Credit Promissory Note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release the Bank from its obligations under any of the Loan Documents.

      This Note and the provisions hereof shall be binding upon the Borrower and the Borrower's heirs, administrators, executors, successors, legal representatives and assigns and shall inure to the benefit of the Holder, the Holder's heirs, administrators, executors, successors, legal representatives and assigns.

      This Note may not be amended, changed or modified in any respect except by a written document which has been executed by each party. This Note shall constitute a contract under seal in the State of New Hampshire and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the State of New Hampshire.

IN WITNESS WHEREOF, the Borrower, acting by and through its duly authorized officer, has executed this Promissory Note as of this 22nd day of March, 2005.

PENNICHUCK CORPORATION

/s/ Sharen A. Weston	By: /s/ William D. Patterson

Witness	William D. Patterson, Its Duly
Authorized Vice President, Treasurer
and Chief Financial Officer

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STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

      The foregoing instrument was acknowledged before me this 22nd day of March, 2005, by William D. Patterson, duly authorized Vice President, Treasurer and Chief Financial Officer of PENNICHUCK CORPORATION, a New Hampshire corporation, on behalf of same.

/s/ Bonalyn J. Hartley

Justice of the Peace/Notary Public
My Commission Expires: November 19, 2008
Notary Seal

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